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                                    EXHIBIT 1
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                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
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Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date: February 6, 2003

                                  COURT SQUARE CAPITAL LIMITED



                                  By: /s/ Anthony P. Mirra
                                  ----------------------------------------------
                                  Name:   Anthony P. Mirra
                                  Title:  Vice President and
                                          Assistant Secretary



                                  CITICORP BANKING CORPORATION



                                  By: /s/ William H. Wolf
                                  --------------------------------------------
                                  Name:  William H. Wolf
                                  Title: Senior Vice President



                                  CITICORP



                                  By: /s/ Joseph B. Wollard
                                  --------------------------------------------
                                  Name:  Joseph B. Wollard
                                  Title: Assistant Secretary



                                  CITIGROUP HOLDINGS COMPANY



                                  By: /s/ Joseph B. Wollard
                                  --------------------------------------------
                                  Name:  Joseph B. Wollard
                                  Title: Assistant Secretary



                                  CITIGROUP INC.



                                  By: /s/ Serena D. Moe
                                  --------------------------------------------
                                  Name:   Serena D. Moe
                                  Title:  Assistant Secretary